UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 07, 2025

Autoliv, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12933	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section D 5th Floor, Box 70381,
Stockholm, Sweden		SE-107 24
(Address of Principal Executive Offices)		(Zip Code)

+46 8 587 20 600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	ALV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2025, Autoliv, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), where a total of 62,176,964 shares were represented in person or by valid proxy. The proposals presented at the Annual Meeting are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 25, 2025. At the Annual Meeting, the Company’s stockholders took the following actions:

Election of Directors

Mr. Mikael Bratt, Ms. Laurie Brlas, Mr. Jan Carlson, Mr. Leif Johansson, Ms. Adriana Karaboutis, Mr. Franz-Josef Kortüm, Mr. Frédéric Lissalde, Dr. Xiaozhi Liu, Mr. Gustav Lundgren, Mr. Martin Lundstedt, and Mr. Thaddeus Senko were each elected to the Company’s board of directors (the “Board”) for a one-year term until the 2026 annual meeting of stockholders.

The votes cast were as follows:

Mr. Mikael Bratt:

Ms. Laurie Brlas:

Mr. Jan Carlson:

Mr. Leif Johansson:

Ms. Adriana Karaboutis:

Mr. Franz-Josef Kortüm:

Mr. Frédéric Lissalde:

Dr. Xiaozhi Liu:

Mr. Gustav Lundgren:

Mr. Martin Lundstedt:

Mr. Thaddeus Senko:

60,192,569 votes for, and 584,787 votes withheld.

58,795,830 votes for, and 1,981,526 votes withheld.

57,072,995 votes for, and 3,704,361 votes withheld.

56,533,357 votes for, and 4,243,999 votes withheld.

60,264,572 votes for, and 512,784 votes withheld.

58,205,612 votes for, and 2,571,744 votes withheld.

57,343,183 votes for, and 3,434,173 votes withheld.

59,267,527 votes for, and 1,509,829 votes withheld.

59,463,675 votes for, and 1,313,681 votes withheld.

59,968,937 votes for, and 808,419 votes withheld.

59,817,842 votes for, and 959,514 votes withheld.

Advisory vote to approve executive compensation

58,588,507 votes for, 1,370,043 votes against, and 818,806 abstentions.

Ratification of appointment of independent registered public accountants

55,777,627 votes for, 5,892,760 votes against, and 505,577 abstentions.

A copy of the press release dated May 8, 2025 regarding the results of the Annual Meeting is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 8.01 Other Events.

Second Quarter Dividend

In a press release dated May 7, 2025, the Company announced that the Board declared a quarterly dividend of $0.70 cents per share for the second quarter of 2025. The dividend will be payable on Tuesday, June 10, 2025 to the holders of Company common stock and on Wednesday, June 11, 2025 to the holders of the Company's Swedish Depository Receipts. The dividend payments will be made to holders of record on the close of business on Wednesday, May 21, 2025.

A copy of the press release dated May 7, 2025 regarding the second quarter dividend is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated May 8, 2025 (Annual Meeting).
99.2	Press Release of Autoliv, Inc. dated May 7, 2025 (Dividend Declaration).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated May 8, 2025 (Annual Meeting).

99.2	Press Release of Autoliv, Inc. dated May 7, 2025 (Dividend Declaration).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC

By:	/s/ Anthony J. Nellis
Name:	Anthony J. Nellis
Title:	Executive Vice President, Legal Affairs and General Counsel

Date: May 13, 2025